SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


            __________________________________________________


                                FORM 8-K


                             CURRENT REPORT

            __________________________________________________



                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



           Date of Report  (Date of earliest event reported)

                           August 11, 1997



                        GULL LABORATORIES, INC.
     -------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



      Utah                      0-16864                     87-0404754
 ---------------              -----------                 ---------------
 (State or other              (Commission                  (IRS Employer
 jurisdiction of               File Number)                Identification
 incorporation)                                                Number)



          1011 E. Murray Holladay Road, Salt Lake City, UT 84117
     -------------------------------------------------------------
          (Address of principal executive offices)    (Zip Code)


         Registrant's telephone number, including area code:
                          (801)  263 - 3524

                                FORM  8-K

                             CURRENT  REPORT



Item 2.  Acquisition or Disposition of Assets

          (a) On August 11, 1997, the Registrant acquired certain assets of the diagnostics business unit (the "Business") of the Intensive Care and Diagnostics Division of Fresenius AG. The assets included all fixed assets, all inventory stocks, and all rights belonging to the Business as April 21, 1997 ("Assets") as well as certain industrial property rights, intangible objects and rights of usage related thereto. The Registrant did not acquire receivables, checks, cash or credit balances existing or accrued as of December 31, 1996. The Registrant also assumed all liabilities pertaining to the operations of the Business after December 31, 1996, as well as certain employee-related liabilities existing prior to December 31, 1996. The purchase price for the Assets was 1,320,000 shares of the Company's Common Stock, subject to minor adjustment. Fresenius AG is the majority owner of the Registrant's Common Stock. Two of the Registrant's directors are members of the Management Board of Fresenius AG and a third director is a partner in a law firm that represents Fresenius AG. The purchase price was arrived at after negotiation between management of the Registrant and Fresenius AG. The Registrant was assisted in the negotiations by Vector Securities International, Inc.

          (b) The Assets acquired by the Registrant were used by the Business in the manufacture and marketing of diagnostic testing products. The Registrant will continue to use the Assets for the same purposes.


Item 7.  Financial Statements and Exhibits

          (a) The required financial statements are incorporated by reference from the Proxy Statement of the Registrant dated July 9, 1997.

          (b) The required pro forma financial information is incorporated by reference from the Proxy Statement of the Registrant dated July 9, 1997.

          (c)       Exhibits

             2.1 Asset Purchase Agreement dated as of April 1, 1997 between Fresenius AG, Gull GmbH, and Gull Laboratories, Inc. (incorporated by reference from the exhibits to the Proxy Statement of the Registrant dated July 9,
                  1997)


                                       -2-
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GULL LABORATORIES, INC.



                                   By:  /s/ Michael B. Malan
                                      -----------------------------
                                       Michael B. Malan
                                       Secretary/Treasurer,
                                       Chief Financial Officer

Date: August 26, 1997